SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). Invesco Aim shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     For the Contractual Limits (listed in Exhibits A - C), the Trusts and Invesco Aim agree until at least the expiration date set forth on the attached Exhibits A - C (the "Expiration Date") that Invesco Aim will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-C. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco Aim may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco Aim will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco Aim agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco Aim have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - C), the Trusts and Invesco Aim agree that these are not contractual in nature and that Invesco Aim may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco Aim to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco Aim have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        Invesco Aim Advisors, Inc.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President
                                                          as of December 3, 2009

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF FEBRUARY 28

                         AIM INVESTMENT SECURITIES FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Core Bond Fund
   Class A Shares                            Contractual   0.80%       March 4, 2009     June 30, 2011
   Class B Shares                            Contractual   1.55%       March 4, 2009     June 30, 2011
   Class C Shares                            Contractual   1.55%       March 4, 2009     June 30, 2011
   Class R Shares                            Contractual   1.05%       March 4, 2009     June 30, 2011
   Class Y Shares                            Contractual   0.55%       March 4, 2009     June 30, 2011
   Institutional Class Shares                Contractual   0.55%       March 4, 2009     June 30, 2011
AIM Dynamics Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      June 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 30, 2011
AIM Global Real Estate Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      June 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 30, 2011
AIM High Yield Fund
   Class A Shares                            Contractual   0.99%       March 4, 2009     June 30, 2011
   Class B Shares                            Contractual   1.74%       March 4, 2009     June 30, 2011
   Class C Shares                            Contractual   1.74%       March 4, 2009     June 30, 2011
   Class Y Shares                            Contractual   0.74%       March 4, 2009     June 30, 2011
   Investor Class Shares                     Contractual   0.99%       March 4, 2009     June 30, 2011
   Institutional Class Shares                Contractual   0.74%       March 4, 2009     June 30, 2011
AIM Municipal Bond Fund
   Class A Shares                            Contractual   0.57%       March 4, 2009     June 30, 2011
   Class B Shares                            Contractual   1.32%       March 4, 2009     June 30, 2011
   Class C Shares                            Contractual   1.32%       March 4, 2009     June 30, 2011
   Class Y Shares                            Contractual   0.32%       March 4, 2009     June 30, 2011
   Investor Class Shares                     Contractual   0.57%       March 4, 2009     June 30, 2011
AIM Real Estate Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      June 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 30, 2011
AIM Short Term Bond Fund
   Class A Shares                            Contractual   0.66%       March 4, 2009     June 30, 2011
   Class C Shares                            Contractual   0.91%(3)    March 4, 2009     June 30, 2011
   Class R Shares                            Contractual   0.91%       March 4, 2009     June 30, 2011
   Class Y Shares                            Contractual   0.41%       March 4, 2009     June 30, 2011
   Institutional Class Shares                Contractual   0.41%       March 4, 2009     June 30, 2011

See page 12 for footnotes to Exhibit A.

                              AIM TAX-EXEMPT FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM High Income Municipal Fund
   Class A Shares                             Voluntary    0.80%       March 4, 2009         N/A(2)
   Class B Shares                             Voluntary    1.55%       March 4, 2009         N/A(2)
   Class C Shares                             Voluntary    1.55%       March 4, 2009         N/A(2)
   Class Y Shares                             Voluntary    0.55%       March 4, 2009         N/A(2)
   Institutional Class Shares                 Voluntary    0.55%       March 4, 2009         N/A(2)

FUNDS WITH FISCAL YEAR END OF APRIL 30

                                AIM SECTOR FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Energy Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2010
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 30, 2010
AIM Financial Services Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2010
AIM Gold & Precious Metals Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2010
AIM Leisure Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class R Shares                            Contractual   2.25%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2010
AIM Technology Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2010
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 30, 2010
AIM Utilities Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      June 30, 2010
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 30, 2010

See page 12 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Core Plus Bond Fund
   Class A Shares                            Contractual   0.90%       June 2, 2009      June 30, 2010
   Class B Shares                            Contractual   1.65%       June 2, 2009      June 30, 2010
   Class C Shares                            Contractual   1.65%       June 2, 2009      June 30, 2010
   Class R Shares                            Contractual   1.15%       June 2, 2009      June 30, 2010
   Class Y Shares                            Contractual   0.65%       June 2, 2009      June 30, 2010
   Institutional Class Shares                Contractual   0.65%       June 2, 2009      June 30, 2010
AIM Floating Rate Fund
   Class A Shares                            Contractual   1.50%      April 14, 2006     June 30, 2010
   Class C Shares                            Contractual   2.00%      April 14, 2006     June 30, 2010
   Class R Shares                            Contractual   1.75%      April 14, 2006     June 30, 2010
   Class Y Shares                            Contractual   1.25%      October 3, 2008    June 30, 2010
   Institutional Class Shares                Contractual   1.25%      April 14, 2006     June 30, 2010
AIM Multi-Sector Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 20, 2010
AIM Select Real Estate Income Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   2.75%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      June 20, 2010
AIM Structured Core Fund
   Class A Shares                            Contractual   1.00%       July 1, 2009      June 30, 2010
   Class B Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Class C Shares                            Contractual   1.75%       July 1, 2009      June 30, 2010
   Class R Shares                            Contractual   1.25%       July 1, 2009      June 30, 2010
   Class Y Shares                            Contractual   0.75%       July 1, 2009      June 30, 2010
   Investor Class Shares                     Contractual   1.00%       July 1, 2009      June 30, 2010
   Institutional Class Shares                Contractual   0.75%       July 1, 2009      June 30, 2010
AIM Structured Growth Fund
   Class A Shares                            Contractual   1.00%      March 31, 2006     June 30, 2010
   Class B Shares                            Contractual   1.75%      March 31, 2006     June 30, 2010
   Class C Shares                            Contractual   1.75%      March 31, 2006     June 30, 2010
   Class R Shares                            Contractual   1.25%      March 31, 2006     June 30, 2010
   Class Y Shares                            Contractual   0.75%      October 3, 2008    June 30, 2010
   Institutional Class Shares                Contractual   0.75%      March 31, 2006     June 30, 2010
AIM Structured Value Fund
   Class A Shares                            Contractual   1.00%      March 31, 2006     June 30, 2010
   Class B Shares                            Contractual   1.75%      March 31, 2006     June 30, 2010
   Class C Shares                            Contractual   1.75%      March 31, 2006     June 30, 2010
   Class R Shares                            Contractual   1.25%      March 31, 2006     June 30, 2010
   Class Y Shares                            Contractual   0.75%      October 3, 2008    June 30, 2010
   Institutional Class Shares                Contractual   0.75%      March 31, 2006     June 30, 2010

See page 12 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Capital Development Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011
AIM Charter Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class S Shares                            Contractual   1.90%    September 25, 2009 February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011
AIM Constellation Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011
AIM Disciplined Equity Fund
   Class Y Shares                            Contractual   1.75%       July 14, 2009   February 28, 2011
AIM Diversified Dividend Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011
AIM Large Cap Basic Value Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011
AIM Large Cap Growth Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011

See page 12 for footnotes to Exhibit A.

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Summit Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class P Shares                            Contractual   1.85%       July 1, 2009    February 28, 2011
   Class S Shares                            Contractual   1.90%    September 25, 2009 February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011

                         AIM INTERNATIONAL MUTUAL FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Asia Pacific Growth Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
AIM European Growth Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.50%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.25%       July 1, 2009    February 28, 2011
AIM Global Growth Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011
AIM Global Small & Mid Cap Growth Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011
AIM International Core Equity Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.50%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.25%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011
AIM International Growth Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.50%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011

See page 12 for footnotes to Exhibit A.

                              AIM INVESTMENT FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Balanced-Risk Allocation Fund(4)
   Class A Shares                            Contractual   1.04%     November 4, 2009  February 28, 2011
   Class B Shares                            Contractual   1.79%     November 4, 2009  February 28, 2011
   Class C Shares                            Contractual   1.79%     November 4, 2009  February 28, 2011
   Class R Shares                            Contractual   1.29%     November 4, 2009  February 28, 2011
   Class Y Shares                            Contractual   0.79%     November 4, 2009  February 28, 2011
   Institutional Class Shares                Contractual   0.79%     November 4, 2009  February 28, 2011
AIM China Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011
AIM Developing Markets Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011
AIM Global Health Care Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009    February 28, 2011
AIM International Total Return Fund
   Class A Shares                            Contractual   1.10%      March 31, 2006   February 28, 2011
   Class B Shares                            Contractual   1.85%      March 31, 2006   February 28, 2011
   Class C Shares                            Contractual   1.85%      March 31, 2006   February 28, 2011
   Class Y Shares                            Contractual   0.85%      October 3, 2008  February 28, 2011
   Institutional Class Shares                Contractual   0.85%      March 31, 2006   February 28, 2011
AIM Japan Fund
   Class A Shares                            Contractual   2.25%      March 31, 2006   February 28, 2011
   Class B Shares                            Contractual   3.00%      March 31, 2006   February 28, 2011
   Class C Shares                            Contractual   3.00%      March 31, 2006   February 28, 2011
   Class Y Shares                            Contractual   2.00%      October 3, 2008  February 28, 2011
   Institutional Class Shares                Contractual   2.00%      March 31, 2006   February 28, 2011
AIM LIBOR Alpha Fund
   Class A Shares                            Contractual   0.85%      March 31, 2006   February 28, 2011
   Class C Shares                            Contractual   1.10%(3)   March 31, 2006   February 28, 2011
   Class R Shares                            Contractual   1.10%      March 31, 2006   February 28, 2011
   Class Y Shares                            Contractual   0.60%      October 3, 2008  February 28, 2011
   Institutional Class Shares                Contractual   0.60%      March 31, 2006   February 28, 2011

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Trimark Endeavor Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011

See page 12 for footnotes to Exhibit A.

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Trimark Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.50%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009    February 28, 2011
AIM Trimark Small Companies Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009    February 28, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009    February 28, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009    February 28, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009    February 28, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009    February 28, 2011

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Basic Balanced Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      April 30, 2011
AIM European Small Company Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
AIM Global Core Equity Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009      April 30, 2011

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM International Small Company Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009      April 30, 2011

See page 12 for footnotes to Exhibit A.

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Mid Cap Basic Value Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      April 30, 2011
AIM Select Equity Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
AIM Small Cap Equity Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      April 30, 2011

                                AIM GROWTH SERIES

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Basic Value Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      April 30, 2011
AIM Balanced-Risk Retirement Now Fund
   Class A Shares                            Contractual   0.25%     November 4, 2009    April 30, 2011
   Class B Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class C Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class R Shares                            Contractual   0.50%     November 4, 2009    April 30, 2011
   Class Y Shares                            Contractual   0.00%     November 4, 2009    April 30, 2011
   Institutional Class Shares                Contractual   0.00%     November 4, 2009    April 30, 2011
AIM Balanced-Risk Retirement 2010 Fund
   Class A Shares                            Contractual   0.25%     November 4, 2009    April 30, 2011
   Class B Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class C Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class R Shares                            Contractual   0.50%     November 4, 2009    April 30, 2011
   Class Y Shares                            Contractual   0.00%     November 4, 2009    April 30, 2011
   Institutional Class Shares                Contractual   0.00%     November 4, 2009    April 30, 2011
AIM Balanced-Risk Retirement 2020 Fund
   Class A Shares                            Contractual   0.25%     November 4, 2009    April 30, 2011
   Class B Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class C Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class R Shares                            Contractual   0.50%     November 4, 2009    April 30, 2011
   Class Y Shares                            Contractual   0.00%     November 4, 2009    April 30, 2011
   Institutional Class Shares                Contractual   0.00%     November 4, 2009    April 30, 2011

See page 12 for footnotes to Exhibit A.

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM Balanced-Risk Retirement 2030 Fund
   Class A Shares                            Contractual   0.25%     November 4, 2009    April 30, 2011
   Class B Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class C Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class R Shares                            Contractual   0.50%     November 4, 2009    April 30, 2011
   Class Y Shares                            Contractual   0.00%     November 4, 2009    April 30, 2011
   Institutional Class Shares                Contractual   0.00%     November 4, 2009    April 30, 2011
AIM Balanced-Risk Retirement 2040 Fund
   Class A Shares                            Contractual   0.25%     November 4, 2009    April 30, 2011
   Class B Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class C Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class R Shares                            Contractual   0.50%     November 4, 2009    April 30, 2011
   Class Y Shares                            Contractual   0.00%     November 4, 2009    April 30, 2011
   Institutional Class Shares                Contractual   0.00%     November 4, 2009    April 30, 2011
AIM Balanced-Risk Retirement 2050 Fund
   Class A Shares                            Contractual   0.25%     November 4, 2009    April 30, 2011
   Class B Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class C Shares                            Contractual   1.00%     November 4, 2009    April 30, 2011
   Class R Shares                            Contractual   0.50%     November 4, 2009    April 30, 2011
   Class Y Shares                            Contractual   0.00%     November 4, 2009    April 30, 2011
   Institutional Class Shares                Contractual   0.00%     November 4, 2009    April 30, 2011
AIM Conservative Allocation Fund
   Class A Shares                            Contractual   0.48%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.23%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.23%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.73%       July 1, 2009      April 30, 2011
   Class S Shares                            Contractual   0.38%    September 25, 2009   April 30, 2011
   Class Y Shares                            Contractual   0.23%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.23%       July 1, 2009      April 30, 2011
AIM Global Equity Fund
   Class A Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   3.00%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.50%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   2.00%       July 1, 2009      April 30, 2011
AIM Growth Allocation Fund
   Class A Shares                            Contractual   0.46%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.21%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.21%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.71%       July 1, 2009      April 30, 2011
   Class S Shares                            Contractual   0.36%    September 25, 2009   April 30, 2011
   Class Y Shares                            Contractual   0.21%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.21%       July 1, 2009      April 30, 2011
AIM Income Allocation Fund
   Class A Shares                            Contractual   0.28%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.03%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.03%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.53%       July 1, 2009      April 30, 2011

   Class Y Shares                            Contractual   0.03%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.03%       July 1, 2009      April 30, 2011

See page 12 for footnotes to Exhibit A.

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM International Allocation Fund
   Class A Shares                            Contractual   0.43%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.18%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.18%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.68%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   0.18%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.18%       July 1, 2009      April 30, 2011
AIM Mid Cap Core Equity Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      April 30, 2011
AIM Moderate Allocation Fund
   Class A Shares                            Contractual   0.37%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.12%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.12%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.62%       July 1, 2009      April 30, 2011
   Class S Shares                            Contractual   0.27%    September 25, 2009   April 30, 2011
   Class Y Shares                            Contractual   0.12%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.12%       July 1, 2009      April 30, 2011
AIM Moderate Growth Allocation Fund
   Class A Shares                            Contractual   0.37%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.12%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.12%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.62%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   0.12%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.12%       July 1, 2009      April 30, 2011
AIM Moderately Conservative Allocation Fund
   Class A Shares                            Contractual   0.39%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   1.14%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   1.14%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   0.64%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   0.14%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   0.14%       July 1, 2009      April 30, 2011
AIM Small Cap Growth Fund
   Class A Shares                            Contractual   2.00%       July 1, 2009      April 30, 2011
   Class B Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class C Shares                            Contractual   2.75%       July 1, 2009      April 30, 2011
   Class R Shares                            Contractual   2.25%       July 1, 2009      April 30, 2011
   Class Y Shares                            Contractual   1.75%       July 1, 2009      April 30, 2011
   Investor Class Shares                     Contractual   2.00%       July 1, 2009      April 30, 2011
   Institutional Class Shares                Contractual   1.75%       July 1, 2009      April 30, 2011

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Aim Distributors, Inc.

(4) Includes waived fees or reimbursed expenses that Invesco Aim receives from Invesco Aim Cayman Commodity Fund I, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1, 2)

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Government & Agency Portfolio
   Cash Management Class                     Contractual   0.22%(2)    July 1, 2009       June 30, 2010
   Corporate Class                           Contractual   0.17%       July 1, 2009       June 30, 2010
   Institutional Class                       Contractual   0.14%       July 1, 2009       June 30, 2010
   Personal Investment Class                 Contractual   0.69%(2)    July 1, 2009       June 30, 2010
   Private Investment Class                  Contractual   0.44%(2)    July 1, 2009       June 30, 2010
   Reserve Class                             Contractual   1.01%(2)    July 1, 2009       June 30, 2010
   Resource Class                            Contractual   0.30%(2)    July 1, 2009       June 30, 2010
Government TaxAdvantage Portfolio
   Cash Management Class                     Contractual   0.22%(2)    July 1, 2009       June 30, 2010
   Corporate Class                           Contractual   0.17%       July 1, 2009       June 30, 2010
   Institutional Class                       Contractual   0.14%       July 1, 2009       June 30, 2010
   Personal Investment Class                 Contractual   0.69%(2)    July 1, 2009       June 30, 2010
   Private Investment Class                  Contractual   0.39%(2)    July 1, 2009       June 30, 2010
   Reserve Class                             Contractual   1.01%(2)    July 1, 2009       June 30, 2010
   Resource Class                            Contractual   0.30%(2)    July 1, 2009       June 30, 2010
Liquid Assets Portfolio
   Cash Management Class                     Contractual   0.22%(2)    July 1, 2009       June 30, 2010
   Corporate Class                           Contractual   0.17%       July 1, 2009       June 30, 2010
   Institutional Class                       Contractual   0.14%       July 1, 2009       June 30, 2010
   Personal Investment Class                 Contractual   0.69%(2)    July 1, 2009       June 30, 2010
   Private Investment Class                  Contractual   0.44%(2)    July 1, 2009       June 30, 2010
   Reserve Class                             Contractual   1.01%(2)    July 1, 2009       June 30, 2010
   Resource Class                            Contractual   0.34%       July 1, 2009       June 30, 2010
STIC Prime Portfolio
   Cash Management Class                     Contractual   0.22%(2)    July 1, 2009       June 30, 2010
   Corporate Class                           Contractual   0.17%       July 1, 2009       June 30, 2010
   Institutional Class                       Contractual   0.14%       July 1, 2009       June 30, 2010
   Personal Investment Class                 Contractual   0.69%(2)    July 1, 2009       June 30, 2010
   Private Investment Class                  Contractual   0.44%(2)    July 1, 2009       June 30, 2010
   Reserve Class                             Contractual   1.01%(2)    July 1, 2009       June 30, 2010
   Resource Class                            Contractual   0.30%(2)    July 1, 2009       June 30, 2010
Tax-Free Cash Reserve Portfolio
   Cash Management Class                     Contractual   0.33%(2)    July 1, 2009       June 30, 2010
   Corporate Class                           Contractual   0.28%       July 1, 2009       June 30, 2010
   Institutional Class                       Contractual   0.25%       July 1, 2009       June 30, 2010
   Personal Investment Class                 Contractual   0.80%(2)    July 1, 2009       June 30, 2010
   Private Investment Class                  Contractual   0.50%(2)    July 1, 2009       June 30, 2010
   Reserve Class                             Contractual   1.12%(2)    July 1, 2009       June 30, 2010
   Resource Class                            Contractual   0.41%(2)    July 1, 2009       June 30, 2010

See page 14 for footnotes to Exhibit C.

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Treasury Portfolio(3)
   Cash Management Class                     Contractual   0.22%(2)    July 1, 2009       June 30, 2010
   Corporate Class                           Contractual   0.17%       July 1, 2009       June 30, 2010
   Institutional Class                       Contractual   0.14%       July 1, 2009       June 30, 2010
   Personal Investment Class                 Contractual   0.69%(2)    July 1, 2009       June 30, 2010
   Private Investment Class                  Contractual   0.44%(2)    July 1, 2009       June 30, 2010
   Reserve Class                             Contractual   1.01%(2)    July 1, 2009       June 30, 2010
   Resource Class                            Contractual   0.30%(2)    July 1, 2009       June 30, 2010

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Aim Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM V.I. Basic Balanced Fund
   Series I Shares                           Contractual    0.91%      July 1, 2005      April 30, 2011
   Series II Shares                          Contractual    1.16%      July 1, 2005      April 30, 2011
AIM V.I. Basic Value Fund
   Series I Shares                           Contractual    1.30%     January 1, 2005    April 30, 2011
   Series II Shares                          Contractual    1.45%     January 1, 2005    April 30, 2011
AIM V.I. Capital Appreciation Fund
   Series I Shares                           Contractual    1.30%     January 1, 2005    April 30, 2011
   Series II Shares                          Contractual    1.45%     January 1, 2005    April 30, 2011
AIM V.I. Capital Development Fund
   Series I Shares                           Contractual    1.30%     January 1, 2005    April 30, 2011
   Series II Shares                          Contractual    1.45%     January 1, 2005    April 30, 2011
AIM V.I. Core Equity Fund
   Series I Shares                           Contractual    1.30%     January 1, 2005    April 30, 2011
   Series II Shares                          Contractual    1.45%     January 1, 2005    April 30, 2011
AIM V.I. Diversified Income Fund
   Series I Shares                           Contractual    0.75%      July 1, 2005      April 30, 2011
   Series II Shares                          Contractual    1.00%      July 1, 2005      April 30, 2011
AIM V.I. Dynamics Fund
   Series I Shares                           Contractual    1.30%     April 30, 2004     April 30, 2011
   Series II Shares                          Contractual    1.45%     April 30, 2004     April 30, 2011
AIM V.I. Financial Services Fund
   Series I Shares                           Contractual    1.30%     April 30, 2004     April 30, 2011
   Series II Shares                          Contractual    1.45%     April 30, 2004     April 30, 2011
AIM V.I. Global Health Care Fund
   Series I Shares                           Contractual    1.30%     April 30, 2004     April 30, 2011
   Series II Shares                          Contractual    1.45%     April 30, 2004     April 30, 2011
AIM V.I. Global Real Estate Fund
   Series I Shares                           Contractual    1.30%     April 30, 2004     April 30, 2011
   Series II Shares                          Contractual    1.45%     April 30, 2004     April 30, 2011
AIM V.I. Government Securities Fund
   Series I Shares                           Contractual    0.73%      July 1, 2005      April 30, 2011
   Series II Shares                          Contractual    0.98%      July 1, 2005      April 30, 2011

                                            CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
AIM V.I. High Yield Fund
   Series II Shares                          Contractual    0.95%      July 1, 2005      April 30, 2011
   Series II Shares                          Contractual    1.20%     April 30, 2004     April 30, 2011
AIM V.I. International Growth Fund
   Series I Shares                           Contractual    1.30%     January 1, 2005    April 30, 2011
   Series II Shares                          Contractual    1.45%     January 1, 2005    April 30, 2011
AIM V.I. Large Cap Growth Fund
   Series I Shares                           Contractual    1.01%      July 1, 2005      April 30, 2011
   Series II Shares                          Contractual    1.26%      July 1, 2005      April 30, 2011
AIM V.I. Leisure Fund
   Series I Shares                           Contractual    1.01%     April 30, 2004     April 30, 2011
   Series II Shares                          Contractual    1.26%     April 30, 2004     April 30, 2011
AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                           Contractual    1.30%   September 10, 2001   April 30, 2011
   Series II Shares                          Contractual    1.45%   September 10, 2001   April 30, 2011
AIM V.I. Money Market Fund
   Series I Shares                           Contractual    1.30%     January 1, 2005    April 30, 2011
   Series II Shares                          Contractual    1.45%     January 1, 2005    April 30, 2011
AIM V.I. PowerShares ETF Allocation Fund
   Series I Shares                           Contractual    0.18%    October 22, 2008    April 30, 2011
   Series II Shares                          Contractual    0.43%    October 22, 2008    April 30, 2011
AIM V.I. Small Cap Equity Fund
   Series I Shares                           Contractual    1.15%      July 1, 2005      April 30, 2011
   Series II Shares                          Contractual    1.40%      July 1, 2005      April 30, 2011
AIM V.I. Technology Fund
   Series I Shares                           Contractual    1.30%     April 30, 2004     April 30, 2011
   Series II Shares                          Contractual    1.45%     April 30, 2004     April 30, 2011
AIM V.I. Utilities Fund
   Series I Shares                           Contractual    0.93%   September 23, 2005   April 30, 2011
   Series II Shares                          Contractual    1.18%   September 23, 2005   April 30, 2011

AIM INTERNATIONAL GROWTH FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2009
FILE NUMBER :        811-6463
SERIES NO.:                 1

72DD.   1    Total income dividends for which record date passed during the period. (000's Omitted)
             Class A               $30,051
        2    Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B               $   550
             Class C               $   890
             Class R               $   569
             Class Y               $    53
             Institutional Class   $14,874

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
        1    Dividends from net investment income
             Class A                0.3918
        2    Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B                0.1313
             Class C                0.1313
             Class R                0.3072
             Class Y                0.3960
             Institutional Class    0.5196

74U.    1    Number of shares outstanding (000's Omitted)
             Class A                74,093
        2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                 2,843
             Class C                 6,405
             Class R                 2,742
             Class Y                 2,655
             Institutional Class    38,593

74V.    1    Net asset value per share (to nearest cent)
             Class A                 23.41
        2    Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                21.68
             Class C                21.70
             Class R                23.18
             Class Y                23.48
             Institutional Class    23.77